Exhibit 10.1

AMENDMENT NO. 1 TO SECURED PROMISSORY NOTE

This AMENDMENT NO. 1 TO SECURED PROMISSORY NOTE dated as of January 2, 2024, is made with reference to the Secured Promissory Note (the “Note”) in the amount of $__________ dated December 11, 2023 made by ADITXT, INC. to _________________________ or its registered assigns.

FOR VALUE RECEIVED, the undersigned agree that the current “Maturity Date” of January 2, 2024 is amended to be January 5, 2024.

[LENDER]

By:
Print Name:
Title:

ADITXT, INC.

Signature:
Print Name:	Amro Albanna
Title:	Chief Executive Officer